CONTACTS: For Puro.earth puro@gongcommunication.com +44 7904304983 For EcoEngineers marys@astorystore.com 312.218.4508 EMBARGO: 12:30pm CST / 1.30pm EST / 6.30pm GMT / 8.30pm EET, March 5, 2024 RED TRAIL ENERGY IS FIRST ETHANOL PLANT TO ENTER VOLUNTARY CARBON MARKETS Largest Durable Carbon Removal Credit Project Registered to Date Signals New Opportunity for Capturing and Storing Biogenic CO2 from Ethanol Plants and Reducing Carbon Removal Project Financial Risks RICHARDTON, ND – [March 5, 2024] – Red Trail Energy, LLC (RTE), and Puro.earth today announced issuance of RTE’s carbon dioxide (CO2) removal credits on the Puro Registry, making it the first ethanol production facility to generate CO2 Removal Certificates (CORCs) in the voluntary carbon market (VCM) and the largest durable carbon removal project registered to date. RTE will be offering its CORCs through its marketing arm RPMG. RTE worked with clean energy advisory firm EcoEngineers to successfully register its project under the Puro Standard, the world’s leading crediting platform for engineered carbon removal. The carbon dioxide removal (CDR) credits are generated through bioenergy with carbon capture and storage (BECCS) from ethanol production in compliance with Puro’s Geologically Stored Carbon Methodology. Prior to the issuance of CORCs, RTE underwent an independent verification and successfully met all requirements of feedstock sustainability, carbon sequestration permanence and financial additionality. RTE sequesters CO2 from the fermentation process at its ethanol plant into a permitted underground Class VI well located approximately 6,500 feet directly beneath its facility. This carbon removal will be available as CORCs to help buyers complement their emission reduction activities in pursuit of net-zero targets. "We have not only achieved a groundbreaking milestone as one of the first bioenergy facilities with BECCS but have also emerged as pioneers in bringing verified CDR credits to the market,” said Red Trail Energy Chief Executive Officer Jodi Johnson. “This program strengthens our position in the ethanol industry and sets a new standard for sustainability and innovation, driving positive change and demonstrating the viability of proactive environmental stewardship within our industry.” Through Puro.earth and with EcoEngineers’ guidance, RTE was issued more than 150,000 CO2 Removal Certificates from the first 14 months of BECCS operation. “Engineered carbon removal is in its infancy and there are a great many risks for project developers. The need for high-quality removals programs, such as RTE, is undisputed in the context of our overrun global carbon budgets and the imperative to reduce carbon emissions,” says David LaGreca, Managing Director of VCM Services at EcoEngineers. “The VCM serves in this case to provide producers optionality for markets and to reduce revenue risks through diversification, consequently making such projects investable in the first place.” Antti Vihavainen, Chief Executive Officer of Puro.earth, said, “This is the largest durable carbon removal credit issuance to date in the VCM, marking a monumental milestone toward scaling CDR to climate-relevant levels. At Puro.earth, we remain steadfast in our commitment to establishing rigorous standards that propel the expansion, commoditization, and liquidity of durable CDR markets. The significance of RTE's CCS project cannot be overstated, as it serves as a compelling demonstration that through stringent methodologies for carbon removal and the financial incentives from CORCs, the vital infrastructure required for large-scale carbon sequestration will materialize.” The Puro.earth-issued CORCs indicate 1,000-plus years of carbon sequestration durability, which provides the key environmental criteria of permanence. For traceability and transparency, CORCs are listed in the International Carbon Reduction and Offset Alliance (ICROA)-endorsed Puro Registry where their complete lifecycle is recorded, from issuance to retirement. RTE is a 64 million-gallon-per-year corn ethanol production facility that captures and stores biogenic CO2 from its ethanol fermentation process. The first facility permitted under state primacy to capture and store CO2 in a Class VI well, with an estimated annual output of 180,000 tons. RTE captures the biogenic CO2, which would otherwise be vented into the atmosphere, and injects it for permanent storage into an underground Class VI well beneath its facility. RTE has continuous efforts in place to ensure that the fossil footprint of their main product, biofuel, is reduced through energy efficiency measures and reasonable agricultural practices. CORCs generated in accordance with rigorous scientific and market requirements, including additionality and permanence, may supplement other incentives. RTE made an additional investment in first of its kind application of proven technology infrastructure to capture and inject the CO2 considering future revenue from carbon removal credits. CO2 Removal Certificate sales in voluntary markets are necessary to support building out CCS projects while reducing carbon removal project financial risks. About Red Trail Energy Red Trail Energy, LLC (RTE), located near Richardton, North Dakota, is an investor group that has established a corn-based ethanol production facility. Operational since January 2007 with a $99 million investment, RTE employs 47 staff with a $4 million payroll. Initially a coal-fired plant, it switched to natural gas in 2016. Annually, RTE uses 21-23 million bushels of corn to produce 59-64 million gallons of ethanol, also generating significant amounts of dried distillers grain, modified-wetcake, and corn oil. With a complex spanning 100,000 square feet, the facility includes a range of structures for various production stages and has implemented cutting-edge processing technologies. RTE is overseen by a 7-member board and has been recognized for its economic and environmental impact in North Dakota, receiving accolades from the Central Stark Soil Conservation District. RTE’s mission is to enhance economic outcomes by transforming local corn into ethanol and value-added products. About Puro.earth Nasdaq-backed Puro.earth is the world's leading carbon crediting platform for engineered carbon removal. Its mission is to mobilize the economy to reward carbon net-negative emissions by helping voluntary corporate buyers accelerate carbon dioxide removal at an industrial global scale. Puro Standard creates carbon credit methodologies for processes that remove carbon dioxide from the atmosphere for at least 100 years. It then certifies suppliers that run those processes and issues digital, tradable CO2 Removal Certificates (CORCs) into the public Puro Registry per metric ton of carbon dioxide removed. CORCs are purchased in the voluntary carbon market directly from suppliers or via sales channel partners by ambitious corporations like Microsoft, Shopify, and Zurich Insurance, to help reverse climate change and neutralize residual carbon emissions. Puro Accelerate is a program to scale the carbon removal ecosystem, assisting suppliers who require financing to launch or expand operations through CORC advance market commitments and prepayments. About EcoEngineers EcoEngineers is a consulting, auditing, and advisory firm with an exclusive focus on the energy transition. From innovation to impact, Eco helps its clients navigate the disruption caused by carbon emissions and climate change. Eco helps organizations stay informed, measure emissions, make investment decisions, maintain compliance, and manage data through the lens of carbon accounting. Its team of engineers, scientists, auditors, consultants, and researchers live and work at the intersection of low-carbon fuel policy, innovative technologies, and the carbon marketplace. Eco was established in 2009 to steer low-carbon fuel producers through the complexities of emerging energy regulations in the United States. Today, Eco’s global team is shaping the response to climate change by advising businesses across the energy transition. EcoEngineers is an American National Standards Institute’s National Accreditation Board (ANAB) accredited greenhouse gas (GHG) verification body. About RPMG: RPMG is a Minnesota based bioethanol marketing company. For over 25 years, RPMG has been a leading supplier of low carbon bioethanol, DDGS, DCO, high purity alcohol, and Altipro across North America. RPMG has a best in class logistics department that creates value in the supply chain for its marketing partners and end customers. With an in-house compliance department, they have expertise in regulated markets, carbon compliance markets, and carbon reduction initiatives.